Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

First Trust Multi-Strategy Alternative ETF

(the “Funds”)

Supplement To Fund’s Prospectus

Dated January 30, 2023

February 2, 2023

Notwithstanding anything to the contrary in the Fund’s Prospectus, the section entitled “Prior Related Performance of the Advisor” is deleted in its entirety and replaced with the following:

Prior Related Performance of the Advisor

The following performance information data shows prior performance of a separately managed account, the FT Alternatives Account (the “Account”), managed by the Advisor. The Account has an investment objective, policies, strategies and restrictions that are substantially similar to the Fund and is the only account or fund managed by the Advisor with an investment objective, policies, strategies and restrictions that are substantially similar to the Fund. The Advisor began managing the Account on August 31, 2017. As of December 31, 2022, the Account consisted of $90,766 of the Advisor’s own investment. The Advisor is currently the only investor in the Account.

The performance table below provides a summary of the performance of the Account as of December 31, 2022 and compares the Account’s performance during the shown periods against the Hedge Fund Research HFRX Global Hedge Fund Index. The performance of the Account does not represent the historical performance of the Fund and should not be considered a substitute for the Fund’s performance or indicative of past or future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses (including management fees), the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the Account is not subject to certain investment limitations or other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the Account. The results for different periods may vary.

The performance table below shows the actual performance of the Account (which includes all of the annual operating expenses incurred in the management of the Account) and the performance of the Account adjusted for the Fund’s anticipated annual operating expenses as reflected in the table entitled “Annual Fund Operating Expenses” set forth on page 3. The Account’s annual operating expenses were less than the Fund’s anticipated total annual operating expenses. Results include the reinvestment of dividends and capital gains but do not reflect the impact of taxes.

Average Annual Total Returns for the Periods Ended December 31, 2022

	1 Year	Since Inception (8/31/2017)
FT Alternatives Account	3.66%	3.61%
FT Alternatives Account (adjusted for the Fund’s anticipated annual operating expenses)	3.45%	3.41%
Hedge Fund Research HFRX Global Hedge Fund Index	-4.41%	1.71%

Please Keep this Supplement with your Prospectus for Future Reference